                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                      FORM 8-K/A

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



                                   October 11, 1996
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                          (Date of earliest event reported)


                           Fidelity Financial of Ohio, Inc.
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                (Exact name of registrant as specified in its charter)


Ohio                 0-27868                                    31-1455721
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                        (Identification No.)


4555 Montgomery Road, Cincinnati, Ohio                                  45212
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(Address of principal executive offices)                           (Zip Code)


                                    (513) 351-6666
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                 (Registrant's telephone number, including area code)


                                    Not Applicable
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   Former name, former address and former fiscal year, if changed since last report)



                           Exhibit Index appears on page 3.

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On October 11, 1996, following receipt of all required regulatory and stockholder approvals, Fidelity Financial of Ohio, Inc. ("FFOH") completed the acquisition of Circle Financial Corporation ("CFC") pursuant to an Amended and Restated Agreement of Merger, dated as of June 13, 1996, among FFOH, Fidelity Acquisition Corporation ("FAC"), a wholly-owned subsidiary of FFOH, and CFC.
The acquisition was effected by means of the merger of CFC with and into FAC (the "Merger"). Upon consummation of the Merger, each share of common stock, $1.00 par value per share, of CFC ("CFC Common Stock") outstanding immediately prior thereto was converted into the right to receive, at the election of the holder thereof, $38.00 in cash or 3.85 shares of common stock, $0.10 par value per share, of FFOH ("FFOH Common Stock") (or under certain circumstances, a combination of cash and shares of FFOH Common Stock), subject to the condition that the aggregate amount of cash consideration paid to CFC shareholders did not exceed nor constitute less than 45% of the total consideration paid for the CFC Common Stock by FFOH. FFOH's source of funds for the aggregate cash consideration paid to shareholders of CFC were dividends paid by Fidelity Federal Savings Bank, a federally chartered savings bank and a wholly owned subsidiary of FAC (the "Bank"), to FFOH.

    In addition, pursuant to the terms of an Amended and Restated Agreement of Merger, dated as of June 13, 1996, between the Bank and People's Savings Association, an Ohio-chartered savings association and a wholly owned subsidiary of CFC (the "Association"), upon consummation of the Merger, the Association merged with and into the Bank.

    On October 15, 1996, FFOH filed a Form 8-K (the "Form 8-K") which discussed this matter. The purpose of this Amendment to the Form 8-K is to provide certain unaudited pro forma consolidated condensed combined financial information of FFOH.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  The consolidated financial statements of CFC were previously filed.

    (b) The Unaudited Pro Forma Consolidated Condensed Combined Financial Statements of FFOH are attached hereto as Exhibit 99(a).

    (c)  The following exhibit is filed with this report.


              Exhibit Number                      Description
------------------------------------     ---------------------------------
               99(a)                     Unaudited Pro Forma Consolidated
                                         Condensed Combined Financial
                                         Statements as of and for the nine
                                         months ended September 30, 1996, and
                                         notes thereto.

                                    EXHIBIT INDEX


              Exhibit Number                      Description
------------------------------------   -------------------------------------
                 99(a)                 Unaudited Pro Forma Consolidated
                                       Condensed Combined Financial Statements
                                       of FFOH as of and for the nine months
                                       ended September 30, 1996, and notes
                                       thereto.

                                      3

                                      SIGNATURES


    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  FIDELITY FINANCIAL OF OHIO, INC.




Date:  December 12, 1996          By:  /s/ Paul D. Staubach
                                       -------------------------------------
                                       Paul D. Staubach
                                       Senior Vice President and Chief
                                        Financial Officer

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